UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2017

STAPLES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2017, Staples, Inc. (the “Company”) announced that, effective January 9, 2017, Jeffrey L. Hall will become its Vice Chairman & Chief Administrative Officer. A copy of the press release announcing Mr. Hall’s appointment is filed with this Report as Exhibit 99.1.

Mr. Hall, age 49, has served as the Executive Vice President Finance & Administration and Chief Financial Officer of SunEdison Semiconductor Limited, a global leader in the manufacture and sale of silicon wafers to the semiconductor industry, since December 2013. Previously, Mr. Hall served as the Executive Vice President and Chief Financial Officer for Express Scripts Holding Company from 2008 to 2013. Prior to joining Express Scripts, Mr. Hall was with KLA-Tencor Corporation since 2000 in various leadership positions with increasing roles and responsibilities, including serving as Senior Vice President and Chief Financial Officer from 2006 to 2008. Prior to joining KLA-Tencor, Mr. Hall held various financial leadership roles in the resort and global telecommunications industries.

In connection with Mr. Hall’s employment, on December 20, 2016 the Company delivered its standard form of offer letter providing that Mr. Hall (i) will be paid an annual base salary of $800,000, (ii) will be eligible for an annual cash incentive opportunity at target of 100% of base salary, and (iii) will be eligible to participate in the Company’s annual long-term equity incentive award program under our 2014 Stock Incentive Plan, delivered partially as restricted stock units with an expected value at target of $1,208,333, and partially as performance shares with an expected value at target of $2,416,667. The Company expects to grant its annual long-term equity incentive awards to its executive officers, including Mr. Hall, in March 2017, consistent with past practice. In addition, the Company will enter into its standard forms of severance benefits agreement and indemnification agreement for executive officers with Mr. Hall. There are no reportable family relationships or related person transactions involving the Company and Mr. Hall.

On January 5, 2017, Joseph G. Doody, Vice Chairman, announced that he will retire effective September 30, 2017. Certain of Mr. Doody’s duties and responsibilities will be reassigned prior to his retirement.

Item 9.01  Financial Statements and Exhibits.

The exhibit listed on the Exhibit Index immediately preceding such exhibit is furnished as part of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 5, 2017	Staples, Inc.

		By:	/s/ Michael T. Williams
Michael T. Williams
Executive Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 5, 2017.